     POWER OF ATTORNEY

           I, Richard Q. Armstrong, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard Q. Armstrong
Richard Q. Armstrong
Trustee

May 9, 2007

     POWER OF ATTORNEY

           I, Alan S. Bernikow, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Alan S. Bernikow
Alan S. Bernikow
Trustee

May 9, 2007

     POWER OF ATTORNEY

           I, Richard R. Burt, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard R. Burt
Richard R. Burt
Trustee

May 9, 2007

     POWER OF ATTORNEY

           I, Meyer Feldberg, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Meyer Feldberg
Meyer Feldberg
Trustee

May 9, 2007

     POWER OF ATTORNEY

           I, Bernard H. Garil, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Bernard H. Garil
Bernard H. Garil
Trustee

May 9, 2007

     POWER OF ATTORNEY

           I, Heather R. Higgins, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Heather R. Higgins
Heather R. Higgins
Trustee

May 9, 2007

     POWER OF ATTORNEY

           I, Kai R. Sotorp, as President of UBS Index Trust, UBS Investment Trust, UBS Money Series, UBS Series Trust, UBS PACE Select Advisors Trust, UBS Managed Municipal Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

Signature	Title	Date

/s/ Kai R. Sotorp	President	May 9, 2007
Kai R. Sotorp